SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 5, 2002
(Date of earliest event reported)

APPLIED MOLECULAR EVOLUTION, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31101 (Commission File Number)	33-0374014 (IRS Employer Identification No.)

3520 Dunhill Street, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 597-4990

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Effective November 4, 2002, Applied Molecular Evolution, Inc. (the “Company”) and EquiServe Trust Company, N.A. (“EquiServe”), amended (“Amendment No. 1”) the Rights Agreement dated as of May 10, 2001 between the Company and EquiServe, as Rights Agent (the “Rights Agreement”). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 1. Capitalized terms not defined herein shall have the meanings as set forth in the Rights Agreement.

     1.    The definition of Acquiring Person was revised to exclude (i) William D. Huse, M.D., Ph.D. or any Affiliate or Associate of Dr. Huse, as a result of the acquisition by Dr. Huse of up to 17.5% of the shares of Common Stock of the Company due to the issuance of compensatory stock options, or the issuance of Common Stock on the exercise thereof, previously or subsequently granted under agreements approved by the Company’s Board of Directors pursuant to stock option plans approved by the stockholders of the Company and (ii) BVF Partners L.P. (“BVF”), or any Affiliate or Associate thereof, as a result of the acquisition by BVF and its Affiliates and Associates of up to an aggregate of 15.8% of the shares of Common Stock of the Company.

     2.    The definitions of Distribution Date and Stock Acquisition Date were revised to provide that in no event shall a Distribution Date or Stock Acquisition Date be deemed to occur as a result of the acquisition by (i) Dr. Huse of up to 17.5% of the shares of Common Stock of the Company due to the issuance of compensatory stock options, or the issuance of Common Stock on the exercise thereof, previously or subsequently granted under agreements approved by the Company’s Board of Directors pursuant to stock option plans approved by the stockholders of the Company or (ii) BVF, or any Affiliate or Associate thereof, as a result of the acquisition by BVF and its Affiliates and Associates of up to an aggregate of 15.8% of the shares of Common Stock of the Company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(C)	Exhibits.

4.1	Rights Agreement dated as of May 10, 2001 between Applied Molecular Evolution, Inc. and EquiServe Trust Company, N.A. which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A (File No. 000-31101) and incorporated herein by reference).

4.2	Amendment No. 1 to Rights Agreement dated as of November 4, 2002 between Applied Molecular Evolution, Inc. and EquiServe Trust Company, N.A., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-31101) and incorporated herein by reference).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 5, 2002

APPLIED MOLECULAR EVOLUTION, INC.

By	/s/ LAWRENCE E. BLOCH Lawrence E. Bloch, M.D., J.D. Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

4.1	Rights Agreement dated as of May 10, 2001 between Applied Molecular Evolution, Inc. and EquiServe Trust Company, N.A. which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A (File No. 000-31101) and incorporated herein by reference).

4.2	Amendment No. 1 to Rights Agreement dated as of November 4, 2002 between Applied Molecular Evolution, Inc. and EquiServe Trust Company, N.A., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-31101) and incorporated herein by reference).